SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2004

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware		06-1193986

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1. 01 Entry into a Material Definitive Agreement.

Restricted Stock Agreements With Executive Officers

On October 27, 2004, UST Inc. (the “Company”) made restricted stock awards to the executive officers of the Company identified below pursuant to the UST Inc. Amended and Restated Stock Incentive Plan (the “Plan”), which was most recently approved by the Company’s stockholders at the annual meeting of stockholders on May 6, 2003. The restricted stock awards will vest and become earned by the executive officers (generally, if the executive officer remains employed on October 27, 2007), subject to the performance-based conditions described below. Additional information with respect to such awards, including the number of shares of Company common stock subject to the awards, is set forth below.

Target
Name and Title of Officer	Number of Shares
Vincent A. Gierer, Jr. Chairman of the Board, Chief Executive Officer and President	49,100

Richard H. Verheij Executive Vice President and General Counsel	14,300

Murray S. Kessler President – U.S. Smokeless Tobacco Company	14,300

Robert T. D’Alessandro Senior Vice President and Chief Financial Officer	10,100

Richard A. Kohlberger Senior Vice President	5,500

Theodor P. Baseler President – International Wine & Spirits Ltd.	4,100

Restricted shares may not be transferred or otherwise disposed of by the executive officer prior to the time that they become vested. The above table shows the target number of shares that may be earned by the executive officer based on the achievement of the target level of performance relating to earnings per share (EPS) from continuing operations, measured at the end of 2005 and 2006, respectively. Under the terms of the awards, the executive officers may earn all, none or a percentage between 80% and 120% of the target number of shares subject to their respective awards, depending upon actual performance. The executive officer may earn up to the maximum of 120% of the target number of shares shown above based on the achievement of 115% of targeted EPS. If actual performance is less than the threshold of 85% of targeted EPS, no shares will be earned in respect of the award. The targeted EPS for 2005 and 2006, respectively, will be established by the Company’s Compensation Committee in accordance with the requirements for qualified performance-based compensation under section 162(m) of the Internal Revenue Code.

Each of the executive officers has recently filed with the Securities & Exchange Commission (the “SEC”) a Form 4 with respect to such awards.

The Company’s form of Notice of Grant and Restricted Stock Agreement pursuant to which such awards were made is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 10.1	Form of Notice of Grant and Restricted Stock Agreement

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2004

UST INC.
By:	/s/ Debra A. Baker
	Name:	Debra A. Baker
	Title:	Senior Vice President and Secretary

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Form of Notice of Grant and Restricted Stock Agreement

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